SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): September 20, 2000


                         HEALTHY PLANET PRODUCTS, INC.
                ---------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                 Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       1-13048                                       94-2601764
 ----------------------                     ----------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


  1700 Corporate Circle Petaluma, CA                         94954
---------------------------------------                     --------
(Address of Principal Executive Offices)                    Zip Code

                               (707) 778-2280
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)





Item 6. Resignation of Registrant's Directors.

    On September 20, 2000, Robert W. Sweitzer, Ph.D. voluntarily submitted his resignation as a Class 3 Director of Registrant. The resignation of Dr. Sweitzer as a director of Registrant was not the result of any disagreement with Registrant relating to Registrant's operations, policies or practices. The vacancy created by Dr. Sweitzer's resignation currently remains unfilled. The Registrant is undertaking a search for a qualified candidate to fill such vacancy on the Board.


Item 7. Financial Statements and Exhibits

        C. Exhibits

        Exhibit No.                           Description of Exhibit
        ----------                            ----------------------
            17                                Letter on Resignation
                                              of Robert W. Sweitzer, Ph.D.




                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHY PLANET PRODUCTS, INC.


Dated: September 21, 2000                 By /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Secretary

                             EXHIBIT 17





September 20, 2000


Board of Directors
Healthy Planet Products, Inc.
1700 Corporate Circle
Petaluma, CA 94954

Re:  Resignation from Board of Directors

Gentlemen:

This is to inform you that I have decided to resign from the Board of Directors and all Committees of Healthy Planet Products, Inc., effective September 20, 2000. My resignation is for personal reasons and is not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Sincerely,

/s/ Robert W. Sweitzer

Robert W. Sweitzer

cc: Michael G. Zybala, Secretary
     via facsimile (310) 889-2525